Exhibit 99

  Chemed Reports Third-Quarter 2005 Results; EPS Guidance for 2005 Increased;
                  VITAS and Roto-Rooter Report Record Earnings

    CINCINNATI--(BUSINESS WIRE)--Oct. 27, 2005--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its third quarter ended September 30, 2005, versus the comparable prior-year period, as follows:

    Consolidated Operating Results from Continuing Operations

    --  Consolidated Revenue increased 16% to $233 million

    -- Diluted EPS from Continuing Operations of $.55, including $.06 favorable tax adjustments and other items

    VITAS generated record operating results

    --  Quarterly Net Patient Revenue of $160 million, up 19%

    --  Average Daily Census (ADC) of 10,259, up 15%

    --  Net income of $11.6 million, up 34% over 2004 Pro Forma Net
        Income

    --  Adjusted EBITDA of $21.1 million, an increase of 26%

    Roto-Rooter segment reported increased Revenue, Net Income and Adjusted EBITDA

    --  Revenue of $73 million, an increase of 9%

    --  Net income of $7.1 million, an increase of 16%

    --  Adjusted EBITDA of $11.6 million, an increase of 20%

    "VITAS continues to generate excellent census and admissions growth, with third-quarter ADC totaling 10,259, up 15%, and admissions in the quarter of 12,375, an increase of 10% over the prior-year quarter. Net income for VITAS in the quarter was $11.6 million, an increase of 34% when compared to the prior-year pro forma net income. Adjusted EBITDA margin increased to 13.1%," stated Kevin McNamara, Chemed president and chief executive officer.
    "Roto-Rooter also reported solid financial operating results. For the third quarter of 2005, Roto-Rooter had revenue of $73 million, an increase of 9%. Adjusted EBITDA was $11.6 million at a margin of 15.9%, resulting in net income for the quarter of $7.1 million."

    VITAS

    The merger of VITAS was completed on February 24, 2004. Prior to that date, the Company accounted for its 37% ownership of VITAS under the equity method of accounting. As a result, under GAAP, only a portion of VITAS' operating results is fully consolidated into Chemed's first-quarter 2004 results. To facilitate review of Chemed's operating results, pro forma supplemental schedules are included in this earnings release that adjust 2004 assuming Chemed owned 100% of VITAS as of January 1, 2004.
    "VITAS generated revenue growth of 18.7% over the prior-year period and 4.3% sequentially," stated David Williams, Chemed chief financial officer. "Gross margins were 21.7% in the third quarter of 2005, essentially flat when compared to the prior-year quarter. The third-quarter 2005 gross margin includes $1.7 million in start-up losses, which is $0.3 million higher than the $1.4 million in losses from programs classified as new starts in the prior-year period. Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Statement of Operations, totaled $14.0 million, including $0.3 million in OIG legal expenses. Excluding these OIG expenses, central support costs increased 8.3% when compared to the prior-year quarter and increased 2.6% sequentially."
    VITAS' ADC in the third quarter of 2005 was 10,259. This compares to an ADC of 8,949 in the comparable prior-year period, an increase of 14.6% and 3.5% sequential growth. Admissions totaled 12,375, an increase of 9.8% over the third quarter of 2004. The Average Length of Stay (ALOS) for patients discharged in the quarter was 66.5 days and compares to 66.9 days in the second quarter of 2005 and 60.8 days in the third quarter of 2004.
    "VITAS continues to generate strong internal growth," said Williams. "Internal growth, which excludes 2004 and 2005 acquisitions, generated revenue, ADC and admissions increases of 15.4%, 10.7% and 7.3%, respectively, over the prior-year quarter.
    "Our mix of revenue at VITAS was relatively stable," Williams added. "Routine home care represented 69.8% of revenue, flat over the prior-year quarter and a 50 basis point increase sequentially. Our inpatient revenue aggregated 13.3% and continuous care was 16.9% of total revenue in the third quarter of 2005.
    "All of our base and new start programs are forecasted to have Medicare cap cushion for the 2005 measurement period which ends on October 31, 2005," stated Williams. "As previously discussed, we have been closely monitoring Medicare cap limitations at our Phoenix acquisition. Phoenix continues to forecast a Medicare cap liability ranging from $1.0 million to $1.5 million as of October 31, 2005, which is consistent with what we reported in the second quarter of 2005. The potential of reaching cap in the initial year of acquisition was identified during our due diligence of Phoenix. Since this cap limitation relates to patients admitted into the program prior to acquisition, the estimated cap accrual has been accounted for as a contingent liability assumed at acquisition and is not reflected in the Consolidated Statement of Income. VITAS anticipates creating cap cushion in the Phoenix program by increasing access to shorter stay patients and broadening access to in patient and continuous care patients. This broad mix of patients is consistent with the clinical model provided by VITAS in its other programs."

    Roto-Rooter Segment

    Roto-Rooter's plumbing and drain cleaning business generated sales of $73 million for the third quarter of 2005, 9.2% higher than the $67 million reported in the comparable prior-year quarter. Net income for the quarter was $7.1 million, including $1.0 million of favorable prior-year tax adjustments. The third quarter of 2004 also included favorable tax and other adjustments of $0.8 million. Excluding these favorable adjustments, adjusted net income in the third quarter of 2005 increased 16.5%. Adjusted EBITDA in the third quarter of 2005 totaled $11.6 million, an increase of 20.0% over the third quarter of 2004. Adjusted EBITDA margin in the third quarter of 2005 was 15.9%, a 150 basis point increase over the prior-year period.
    "Job count in the third quarter of 2005 increased 2.4% over the prior year period," stated Williams. "Commercial plumbing and drain cleaning job count increased 12.0% and 5.5%, respectively, over the prior-year quarter. Residential plumbing jobs increased 6.5% but were offset by a 2.6% decline in residential drain cleaning jobs during the quarter. A commercial job will typically average approximately 34% more revenue than a residential job. Accordingly, this continued shift of job mix has a positive impact on aggregate revenue."

    Guidance for 2005

    "Going into the fourth quarter of 2005," Williams stated, "we anticipate VITAS to continue its expansion of operating margins through the leveraging of central support costs. Roto-Rooter is estimated to generate a 5% to 6% increase in revenue with margins that approximate 50 basis points above those generated in 2004. Our go-forward effective consolidated tax rate should approximate 39.2%.
    "Based upon these factors and a current diluted share count of
26.4 million, our expectation is that full-year 2005 earnings per diluted share from continuing operations, excluding the early extinguishment of debt and other charges or credits not indicative of ongoing operations, will be in the range of $1.87 to $1.90."

    Conference Call

    Chemed will host a conference call and webcast at 11 a.m., EDT, on Friday, October 28, 2005, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is 800-561-2813 for U.S. and Canadian participants and 617-614-3529 for international participants. The participant passcode is 37179326. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.
    A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers and will be available for one week following the live call. The replay passcode is 61415963. An archived webcast will also be available at www.chemed.com and will remain available for 30 days following the live call.
    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 10,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.
    Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in China/Hong Kong, Indonesia, Singapore, Japan, Mexico, the Philippines and the United Kingdom.
    This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.



                          CHEMED CORPORATION
                   CONSOLIDATED STATEMENT OF INCOME
           (in thousands, except per share data)(unaudited)

                                Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2005    2004 (bb)   2005    2004 (bb)
                               --------- --------- --------- ---------
 Continuing Operations
    Service revenues and sales $233,328  $201,885  $678,274  $521,360
                               --------  --------  --------  --------
    Cost of services provided
     and goods sold(aa)         165,229   142,130   479,301   361,049
    Selling, general and
     administrative
     expenses(aa)                38,423    35,371   111,820    98,059
    Depreciation(aa)              4,086     2,610    11,934     9,768
    Amortization(aa)              1,248     1,704     3,671     3,262
    Other expenses -- net(aa)      (130)     (219)    2,360     7,196
                               --------  --------  --------  --------
      Total costs and expenses  208,856   181,596   609,086   479,334
                               --------  --------  --------  --------
      Income from operations     24,472    20,289    69,188    42,026
    Interest expense             (5,147)   (6,083)  (16,021)  (15,187)
    Loss on extinguishment of
     debt                             -         -    (3,971)   (3,330)
    Other income--net             1,317       336     2,644     1,964
                               --------  --------  --------  --------
      Income before income taxes 20,642    14,542    51,840    25,473
    Income taxes                 (6,010)   (3,805)  (18,192)   (9,560)
    Equity in loss of affiliate
     (VITAS)(aa)                      -         -         -    (4,105)
                               --------  --------  --------  --------
      Income from continuing
       operations                14,632    10,737    33,648    11,808
 Discontinued Operations(bb)          -      (125)   (2,015)       12
                               --------  --------  --------  --------
 Net Income                    $ 14,632  $ 10,612  $ 31,633  $ 11,820
                               ========  ========  ========  ========

 Earnings Per Share
    Income from continuing
     operations                $   0.57  $   0.43  $   1.32  $   0.50
                               ========  ========  ========  ========
    Net income                 $   0.57  $   0.43  $   1.24  $   0.50
                               ========  ========  ========  ========
    Average number of shares
     outstanding                 25,719    24,940    25,453    23,808
                               ========  ========  ========  ========
 Diluted Earnings Per Share
    Income from continuing
     operations                $   0.55  $   0.42  $   1.28  $   0.49
                               ========  ========  ========  ========
    Net income                 $   0.55  $   0.42  $   1.21  $   0.49
                               ========  ========  ========  ========
    Average number of shares
     outstanding                 26,401    25,402    26,202    24,272
                               ========  ========  ========  ========

--------------------------------
(aa) Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                                Three Months Ended  Nine Months Ended
                                   September 30,       September 30,
                               ---------------------------------------
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------
  Cost of services provided
   and goods sold
     Favorable adjustment to
      casualty insurance
      accruals related to
      prior years' experience   $     -   $     -   $ 1,663   $     -
  Selling, general and
   administrative expenses
     Costs associated with OIG
      investigation                (310)        -      (564)        -
  Depreciation
     Reduction in expense
      related to revision of
      purchase price allocation
      for VITAS                       -       837         -         -
  Amortization
     Increase in expense related
      to revision of purchase
      price allocation for VITAS      -      (311)        -         -
  Other expenses -- net
     Long-term incentive
      compensation                    -         -    (2,946)   (8,783)
     Cost of accelerating
      vesting of stock options        -         -      (215)        -
     Adjustments to transaction-
      related costs of the VITAS
      acquisition                   130       219       801     1,587
  Loss on extinguishment of debt      -         -    (3,971)   (3,330)
                                -------   -------   --------  --------
          Pretax impact on
           earnings                (180)      745    (5,232)  (10,526)
  Income tax benefit/(charge)
   on the above                     118      (299)    2,188     4,011
  Income tax benefit from
   finalizing prior years'
   returns                        1,787     1,020     1,787     1,020
  Prior quarters' impact of
   adjustment to effective
   tax rate                           -     1,098         -         -
  Equity in loss of affiliate
   (VITAS) is attributable to
   transaction-related
   expenses incurred by VITAS
   prior to its acquisition
   by Chemed                          -         -         -    (4,105)
                                -------   -------   --------  --------
          Aftertax impact on
           earnings             $ 1,725   $ 2,564   $(1,257)  $(9,600)
                                =======   =======   ========  ========

(bb) Results of operations for 2004 have been reclassified for the results of Service America, discontinued in December 2004. Included in discontinued operations for 2005 is an aftertax loss of $2,350,000 resulting from finalizing the disposal of Service America in May 2005.



                          CHEMED CORPORATION
                      CONSOLIDATED BALANCE SHEET
           (in thousands, except per share data)(unaudited)

                                                   September 30,
                                               --------------------
                                                 2005     2004 (cc)
                                               ---------- ---------
 Assets
  Current assets
     Cash and cash equivalents                  $ 37,575  $ 51,261
     Accounts receivable less allowances          84,472    71,920
     Inventories                                   7,252     6,713
     Current deferred income taxes                21,486    22,678
     Prepaid income taxes                          8,112     5,564
     Current assets of discontinued operations     3,112    14,253
     Prepaid expenses and other current assets     7,186     7,956
                                                --------  --------
          Total current assets                   169,195   180,345
  Investments of deferred compensation plans
   held in trust                                  21,072    18,922
  Other investments                                1,445     1,445
  Note receivable                                 12,500    12,500
  Properties and equipment, at cost less
   accumulated depreciation                       62,687    50,118
  Identifiable intangible assets less
   accumulated amortization                       73,892    75,828
  Goodwill                                       434,559   407,407
  Noncurrent assets of discontinued operations       287     9,791
  Other assets                                    22,111    24,465
                                                --------  --------
          Total Assets                          $797,748  $780,821
                                                ========  ========
 Liabilities
  Current liabilities
     Accounts payable                           $ 45,401  $ 38,759
     Current portion of long-term debt             1,123     5,401
     Income taxes                                  5,830     4,330
     Accrued insurance                            28,634    22,406
     Accrued salaries and wages                   19,563    22,572
     Current liabilities of discontinued
      operations                                   6,301    22,390
     Other current liabilities                    33,695    33,044
                                                --------  --------
          Total current liabilities              140,547   148,902
  Deferred income taxes                           18,880     1,075
  Long-term debt                                 234,327   288,311
  Deferred compensation liabilities               20,991    18,925
  Noncurrent liabilities of discontinued
   operations                                        411       482
  Other liabilities                                7,044     8,231
                                                --------  --------
          Total Liabilities                      422,200   465,926
                                                --------  --------

 Stockholders' Equity
  Capital stock                                   28,021    13,437
  Paid-in capital                                226,275   209,564
  Retained earnings                              168,564   127,357
  Treasury stock, at cost                        (45,757)  (32,984)
  Unearned compensation                           (3,363)   (4,289)
  Deferred compensation payable in Company stock   2,354     2,351
  Notes receivable for shares sold                  (546)     (541)
                                                --------  --------
          Total Stockholders' Equity             375,548   314,895
                                                --------  --------
          Total Liabilities and
           Stockholders' Equity                 $797,748  $780,821
                                                ========  ========

 Book Value Per Share                           $  14.58  $  12.63(dd)
                                                ========  ========

---------------------------------------------
(cc) Reclassified for operations discontinued in December 2004.
(dd) Adjusted for 2-for-1 stock split in May 2005.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS
                       (in thousands)(unaudited)

                                                   Nine Months Ended
                                                     September 30,
                                                 ---------------------
                                                    2005    2004 (cc)
                                                 ---------- ----------
Cash Flows from Operating Activities
  Net income/(loss)                              $  31,633  $  11,820
  Adjustments to reconcile net income/(loss) to
   net cash provided/(used) by operating
   activities:
      Depreciation and amortization                 15,605     13,030
      Provision for uncollectible accounts
       receivable                                    5,352      4,543
      Write-off of unamortized debt issuance costs   2,871          -
      Noncash long-term incentive compensation       2,574      4,988
      Discontinued operations                        2,015        (12)
      Provision for deferred income taxes           (1,176)      (874)
      Amortization of debt issuance costs            1,395      1,457
      Equity in loss of affiliate                        -      4,105
      Changes in operating assets and
       liabilities, excluding amounts acquired
       in business combinations:
          Increase in accounts receivable          (25,264)   (14,328)
          Increase in inventories                     (233)      (702)
          Decrease in prepaid expenses and
           other current assets                      2,656     15,302
          Decrease in accounts payable and other
           current liabilities                      (3,584)   (14,080)
          Increase in income taxes                  11,827      9,288
          Decrease/(increase) in other assets       (2,876)     5,786
          Increase in other liabilities              1,464        418
      Noncash expense of internally financed ESOPs     858      1,420
      Other sources/(uses)                             479       (200)
                                                 ---------  ---------
        Net cash provided by continuing operations  45,596     41,961
        Net cash provided/(used) by discontinued
         operations                                 (1,559)     4,604
                                                 ---------  ---------
        Net cash provided by operating activities   44,037     46,565
                                                 ---------  ---------
Cash Flows from Investing Activities
  Capital expenditures                             (18,874)   (13,108)
  Net uses from disposals of discontinued
   operations                                       (7,145)    (1,156)
  Business combinations, net of cash acquired       (5,680)  (330,881)
  Proceeds from sales of property and equipment        125        375
  Return of merger deposit                               -     10,000
  Other uses                                          (232)      (192)
                                                 ---------  ---------
        Net cash used by investing activities      (31,806)  (334,962)
                                                 ---------  ---------
Cash Flows from Financing Activities
  Repayment of long-term debt                     (141,245)   (94,686)
  Proceeds from issuance of long-term debt          85,000    295,000
  Increase in cash overdraft payable                10,684      6,920
  Issuance of capital stock, net of costs           10,009     97,429
  Dividends paid                                    (4,611)    (4,210)
  Purchases of treasury stock                       (4,390)    (2,391)
  Debt issuance costs                               (1,755)   (14,436)
  Repayment of stock subscription note receivable        -      8,053
  Redemption of convertible trust preferred
   securities                                            -     (2,736)
  Other sources                                        204         27
                                                 ---------  ---------
        Net cash provided/(used) by financing
         activities                                (46,104)   288,970
                                                 ---------  ---------
Increase/(decrease) in Cash and Cash Equivalents   (33,873)       573
Cash and cash equivalents at beginning of year      71,448     50,688
                                                 ---------  ---------
Cash and cash equivalents at end of period       $  37,575  $  51,261
                                                 =========  =========

(cc) Reclassified for operations discontinued in December 2004.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATING STATEMENT OF OPERATIONS
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Service revenues and
  sales                   $160,408    $ 72,920  $      -     $233,328
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold           125,629      39,600         -      165,229
 Selling, general and
  administrative
  expenses(a)               13,995      21,756     2,672       38,423
 Depreciation                1,922       2,091        73        4,086
 Amortization                  984          21       243        1,248
 Other expenses(b)               -           -      (130)        (130)
                          --------    --------  --------     --------
    Total costs and
     expenses              142,530      63,468     2,858      208,856
                          --------    --------  --------     --------
    Income/(loss) from
     operations             17,878       9,452    (2,858)      24,472
 Interest expense              (33)       (129)   (4,985)      (5,147)
 Intercompany interest
  income/(expense)             579         565    (1,144)           -
 Other income--net              12         380       925        1,317
                          --------    --------  --------     --------
    Income/(loss) before
     income taxes           18,436      10,268    (8,062)      20,642
 Income taxes               (6,872)     (3,199)    4,061       (6,010)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     11,564       7,069    (4,001)      14,632
 Discontinued operations         -           -         -            -
                          --------    --------  --------     --------
    Net income/(loss)     $ 11,564    $  7,069  $ (4,001)    $ 14,632
                          ========    ========  ========     ========

2004
--------------------------
 Service revenues and
  sales                   $135,101    $ 66,784  $      -     $201,885
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold           105,695      36,435         -      142,130
 Selling, general and
  administrative expenses   12,632      19,987     2,752       35,371
 Depreciation                  469       2,081        60        2,610
 Amortization                1,583          31        90        1,704
 Other expenses(b)               -           -      (219)        (219)
                          --------    --------  --------     --------
    Total costs and
     expenses              120,379      58,534     2,683      181,596
                          --------    --------  --------     --------
    Income/(loss) from
     operations             14,722       8,250    (2,683)      20,289
 Interest expense              (32)        (43)   (6,008)      (6,083)
 Intercompany interest
  income/(expense)             289         327      (616)           -
 Other income--net              93         (92)      335          336
                          --------    --------  --------      --------
    Income/(loss) before
     income taxes           15,072       8,442    (8,972)      14,542
 Income taxes               (6,097)     (2,375)    4,667       (3,805)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations      8,975       6,067    (4,305)      10,737
 Discontinued operations         -           -      (125)        (125)
                          --------    --------  --------     --------
    Net income/(loss)     $  8,975    $  6,067  $ (4,430)    $ 10,612
                          ========    ========  ========     ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATING STATEMENT OF OPERATIONS
         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Service revenues and
  sales                   $460,146    $218,128  $      -     $678,274
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold(c)        361,703     117,598         -      479,301
 Selling, general and
  administrative
  expenses(a)               40,709      63,949     7,162      111,820
 Depreciation                5,477       6,239       218       11,934
 Amortization                2,963          70       638        3,671
 Other expenses(b)             881         552       927        2,360
                          --------    --------  --------     --------
     Total costs and
      expenses             411,733     188,408     8,945      609,086
                          --------    --------  --------     --------
     Income/(loss) from
      operations            48,413      29,720    (8,945)      69,188
 Interest expense             (104)       (408)  (15,509)     (16,021)
 Intercompany interest
  income/(expense)           1,769       1,505    (3,274)           -
 Loss on extinguishment
  of debt(d)                     -           -    (3,971)      (3,971)
 Other income--net             134         822     1,688        2,644
                          --------    --------  --------     --------
     Income/(loss) before
      income taxes          50,212      31,639   (30,011)      51,840
 Income taxes              (19,130)    (11,749)   12,687      (18,192)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     31,082      19,890   (17,324)      33,648
 Discontinued operations         -           -    (2,015)      (2,015)
                          --------    --------  --------     --------
     Net income/(loss)    $ 31,082    $ 19,890  $(19,339)    $ 31,633
                          ========    ========  ========     ========

2004
--------------------------
 Service revenues and
  sales                   $316,453    $204,907  $      -     $521,360
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold           247,971     113,078         -      361,049
 Selling, general and
  administrative expenses   29,940      60,866     7,253       98,059
 Depreciation                3,078       6,501       189        9,768
 Amortization                2,995         156       111        3,262
 Other expenses(b)               -       1,558     5,638        7,196
                          --------    --------  --------     --------
     Total costs and
      expenses             283,984     182,159    13,191      479,334
                          --------    --------  --------     --------
     Income/(loss) from
      operations            32,469      22,748   (13,191)      42,026
 Interest expense              (90)       (102)  (14,995)     (15,187)
 Intercompany interest
  income/(expense)             420         700    (1,120)            -
 Loss on extinguishment
  of debt(d)                     -           -    (3,330)      (3,330)
 Other income--net             169         594     1,201        1,964
                          --------    --------  --------     --------
     Income/(loss) before
      income taxes          32,968      23,940   (31,435)      25,473
 Income taxes              (13,489)     (8,486)   12,415       (9,560)
 Equity in loss of
  VITAS(e)                       -           -    (4,105)      (4,105)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     19,479      15,454   (23,125)      11,808
 Discontinued operations         -           -        12           12
                          --------    --------  --------     --------
     Net income/(loss)    $ 19,479    $ 15,454  $(23,113)    $ 11,820
                          ========    ========  ========     ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Net income/(loss)         $11,564     $ 7,069   $(4,001)    $14,632
 Add/(deduct):
    Discontinued operations      -           -         -           -
    Interest expense            33         129     4,985       5,147
    Income taxes             6,872       3,199    (4,061)      6,010
    Depreciation             1,922       2,091        73       4,086
    Amortization               984          21       243       1,248
                           -------     -------   -------     -------
       EBITDA               21,375      12,509    (2,761)     31,123
 Add/(deduct):
    Legal expenses of
     OIG investigation         310           -         -         310
    VITAS transaction
     expense adjustment(f)       -           -      (130)       (130)
    Advertising cost
     adjustment(g)               -        (340)        -        (340)
    Interest income            (33)        (30)     (469)       (532)
    Intercompany interest
     income/(expense)         (579)       (565)    1,144           -
                           -------     -------   -------     -------
       Adjusted EBITDA     $21,073     $11,574   $(2,216)    $30,431
                           =======     =======   =======     =======

2004
---------------------------
 Net income/(loss)         $ 8,975     $ 6,067   $(4,430)    $10,612
 Add/(deduct):
    Discontinued operations      -           -       125         125
    Interest expense            32          43     6,008       6,083
    Income taxes             6,097       2,375    (4,667)      3,805
    Depreciation               469       2,081        60       2,610
    Amortization             1,583          31        90       1,704
                           -------     -------   -------     -------
       EBITDA               17,156      10,597    (2,814)     24,939
 Add/(deduct):
    VITAS transaction
     expense adjustment(f)       -           -      (219)       (219)
    Advertising cost
     adjustment(g)               -        (577)        -        (577)
    Interest income            (94)        (44)     (336)       (474)
    Intercompany interest
     income/(expense)         (289)       (327)      616           -
                           -------     -------   -------     -------
       Adjusted EBITDA     $16,773     $ 9,649   $(2,753)    $23,669
                           =======     =======   =======     =======

The "Footnotes to Financial Statements" are integral parts of this financial information.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Net income/(loss)         $31,082     $19,890   $(19,339)    $31,633
 Add/(deduct):
   Discontinued operations       -           -      2,015       2,015
   Interest expense            104         408     15,509      16,021
   Income taxes             19,130      11,749    (12,687)     18,192
   Depreciation              5,477       6,239        218      11,934
   Amortization              2,963          70        638       3,671
                           -------     -------   --------     -------
       EBITDA               58,756      38,356    (13,646)     83,466
 Add/(deduct):
   Long-term incentive
    compensation(h)            881         552      1,728       3,161
   Prior-period insurance
    adjustment                   -      (1,663)         -      (1,663)
   Legal expenses of
    OIG investigation          564           -          -         564
   VITAS transaction
    expense adjustment(f)        -           -       (801)       (801)
   Advertising cost
    adjustment(g)                -        (969)         -        (969)
   Interest income            (192)       (118)    (1,134)     (1,444)
   Intercompany interest
    income/(expense)        (1,769)     (1,505)     3,274           -
   Loss on extinguishment
    of debt                      -           -      3,971       3,971
                           -------     -------   --------     -------
       Adjusted EBITDA     $58,240     $34,653   $ (6,608)    $86,285
                           =======     =======   ========     =======

2004
--------------------------
 Net income/(loss)         $19,479     $15,454   $(23,113)    $11,820
 Add/(deduct):
   Discontinued operations       -           -        (12)        (12)
   Interest expense             90         102     14,995      15,187
   Income taxes             13,489       8,486    (12,415)      9,560
   Depreciation              3,078       6,501        189       9,768
   Amortization              2,995         156        111       3,262
                           -------     -------   --------     -------
       EBITDA               39,131      30,699    (20,245)     49,585
 Add/(deduct):
   Long-term incentive
    compensation                 -       1,558      7,225       8,783
   VITAS transaction
    expense adjustment(f)        -           -     (1,587)     (1,587)
   Advertising cost
    adjustment(g)                -      (1,043)         -      (1,043)
   Interest income            (190)       (108)    (1,170)     (1,468)
   Intercompany interest
    income/(expense)          (420)       (700)     1,120           -
   Equity in loss of VITAS       -           -      4,105       4,105
   Loss on extinguishment
    of debt                      -           -      3,330       3,330
                           -------     -------   --------     -------
       Adjusted EBITDA     $38,521     $30,406   $ (7,222)    $61,705
                           =======     =======   ========     =======

The "Footnotes to Financial Statements" are integral parts of this financial information.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
    RECONCILIATION OF NET INCOME TO ADJUSTED PRO FORMA INCOME FROM
                         CONTINUING OPERATIONS
    FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
           (in thousands, except per share data)(unaudited)

                                 Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  ----------------- -----------------
                                    2005     2004     2005     2004
                                  -------- -------- -------- --------
 Net income as reported            $14,632  $10,612  $31,633  $11,820

 Add/(deduct):
   Pro forma VITAS net income
    contribution for the period(i)       -     (315)       -    2,991
   Pro forma financing costs
    related to acquisition of
    VITAS(j)                             -        -        -   (2,211)
   Pro forma elimination of VITAS
    transaction expense
    adjustment(f)                        -     (131)       -     (952)
   Pro forma elimination of
    equity in loss of VITAS(k)           -        -        -    4,105
                                   -------  -------  -------  -------
 Pro forma net income               14,632   10,166   31,633   15,753
 Add/(deduct):
   Discontinued operations               -      125    2,015      (12)
   Prior period tax adjustments     (1,787)  (2,118)  (1,787)  (1,020)
   Aftertax prior-period
    insurance adjustment                 -        -   (1,014)       -
   Aftertax cost of long-term
    incentive compensation(h)            -        -    1,984    5,437
   Aftertax cost of legal
    expenses of OIG investigation      192        -      352        -
   Aftertax VITAS transaction
    expense adjustment(f)             (130)       -     (801)       -
   Aftertax cost of loss on
    extinguishment of debt               -        -    2,523    2,030
                                   -------  -------  -------  -------

 Adjusted pro forma income from
  continuing operations            $12,907  $ 8,173  $34,905  $22,188
                                   =======  =======  =======  =======


 Earnings Per Share As Reported
   Net income                      $  0.57  $  0.43  $  1.24  $  0.50
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     25,719   24,940   25,453   23,808
                                   =======  =======  =======  =======
 Diluted Earnings Per Share As
  Reported
   Net income                      $  0.55  $  0.42  $  1.21  $  0.49
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     26,401   25,402   26,202   24,272
                                   =======  =======  =======  =======


 Adjusted Pro Forma Earnings Per Share
   Income from continuing
    operations                     $  0.50  $  0.33  $  1.37  $  0.90
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     25,719   24,940   25,453   24,596
                                   =======  =======  =======  =======
 Adjusted Pro Forma Diluted
  Earnings Per Share
   Income from continuing
    operations                     $  0.49  $  0.32  $  1.33  $  0.89
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     26,401   25,402   26,202   25,060
                                   =======  =======  =======  =======

The "Footnotes to Financial Statements" are integral parts of this financial information.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Service revenues and
  sales                   $160,408    $72,920   $      -    $233,328
                          --------    -------   --------    --------
 Cost of services provided
  and goods sold           125,629     39,600          -     165,229
 Selling, general and
  administrative
  expenses(a)               13,995     21,756      2,672      38,423
 Depreciation                1,922      2,091         73       4,086
 Amortization                  984         21        243       1,248
 Other expenses(b)               -          -       (130)       (130)
                          --------    -------   --------    --------
   Total costs and
    expenses               142,530     63,468      2,858     208,856
                          --------    -------   --------    --------
   Income/(loss) from
    operations              17,878      9,452     (2,858)     24,472
 Interest expense              (33)      (129)    (4,985)     (5,147)
 Intercompany interest
  income/(expense)             579        565     (1,144)          -
 Other income--net              12        380        925       1,317
                          --------    -------   --------    --------
   Income/(loss) before
    income taxes            18,436     10,268     (8,062)     20,642
 Income taxes               (6,872)    (3,199)     4,061      (6,010)
                          --------    -------   --------    --------
 Income/(loss) from
  continuing operations     11,564      7,069     (4,001)     14,632
 Discontinued operations         -          -          -           -
                          --------    -------   --------    --------
   Net income/(loss)      $ 11,564    $ 7,069   $ (4,001)   $ 14,632
                          ========    =======   ========    ========

 Earnings Per Share
   Continuing operations                                    $   0.57
                                                            ========
   Net income                                               $   0.57
                                                            ========
   Average number of
    shares outstanding                                        25,719
                                                            ========
 Diluted Earnings Per Share
   Continuing operations                                    $   0.55
                                                            ========
   Net income                                               $   0.55
                                                            ========
   Average number of
    shares outstanding                                        26,401
                                                            ========

2004 (l)
--------------------------
 Service revenues and
  sales                   $135,101    $66,784   $      -    $201,885
                          --------    -------   --------    --------
 Cost of services provided
  and goods sold           105,695     36,435          -     142,130
 Selling, general and
  administrative expenses   12,632     19,987      2,752      35,371
 Depreciation                1,306      2,081         60       3,447
 Amortization                1,272         31         90       1,393
                          --------    -------   --------    --------
   Total costs and
    expenses               120,905     58,534      2,902     182,341
                          --------    -------   --------    --------
   Income/(loss) from
    operations              14,196      8,250     (2,902)     19,544
 Interest expense              (32)       (43)    (6,008)     (6,083)
 Intercompany interest
  income/(expense)             289        327       (616)          -
 Other income--net              93        (92)       335         336
                          --------    -------   --------    --------
   Income/(loss) before
    income taxes            14,546      8,442     (9,191)     13,797
 Income taxes               (5,886)    (2,375)     4,755      (3,506)
                          --------    -------   --------    --------
 Income/(loss) from
  continuing operations      8,660      6,067     (4,436)     10,291
 Discontinued operations         -          -       (125)       (125)
                          --------    -------   --------    --------
   Net income/(loss)      $  8,660    $ 6,067   $ (4,561)   $ 10,166
                          ========    =======   ========    ========

 Earnings Per Share
   Continuing operations                                    $   0.41
                                                            ========
   Net income                                               $   0.41
                                                            ========
   Average number of
    shares outstanding                                        24,940
                                                            ========
 Diluted Earnings Per Share
   Continuing operations                                    $   0.41
                                                            ========
   Net income                                               $   0.40
                                                            ========
   Average number of
    shares outstanding                                        25,402
                                                            ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Service revenues and
  sales                   $460,146   $218,128   $      -    $678,274
                          --------   --------   --------    --------
 Cost of services provided
  and goods sold(c)        361,703    117,598          -     479,301
 Selling, general and
  administrative
  expenses(a)               40,709     63,949      7,162     111,820
 Depreciation                5,477      6,239        218      11,934
 Amortization                2,963         70        638       3,671
 Other expenses(b)             881        552        927       2,360
                          --------   --------   --------    --------
   Total costs and
    expenses               411,733    188,408      8,945     609,086
                          --------   --------   --------    --------
   Income/(loss) from
    operations              48,413     29,720     (8,945)     69,188
 Interest expense             (104)      (408)   (15,509)    (16,021)
 Intercompany interest
  income/(expense)           1,769      1,505     (3,274)          -
 Loss on extinguishment
  of debt(d)                     -          -     (3,971)     (3,971)
 Other income--net             134        822      1,688       2,644
                          --------   --------   --------    --------
   Income/(loss) before
    income taxes            50,212     31,639    (30,011)     51,840
 Income taxes              (19,130)   (11,749)    12,687     (18,192)
                          --------   --------   --------    --------
 Income/(loss) from
  continuing operations     31,082     19,890    (17,324)     33,648
 Discontinued operations         -          -     (2,015)     (2,015)
                          --------   --------   --------    --------
   Net income/(loss)      $ 31,082   $ 19,890   $(19,339)   $ 31,633
                          ========   ========   ========    ========

 Earnings Per Share
   Continuing operations                                    $   1.32
                                                            ========
   Net income                                               $   1.24
                                                            ========
   Average number of
    shares outstanding                                        25,453
                                                            ========
 Diluted Earnings Per Share
   Continuing operations                                    $   1.28
                                                            ========
   Net income                                               $   1.21
                                                            ========
   Average number of
    shares outstanding                                        26,202
                                                            ========

2004 (l)
--------------------------
 Service revenues and
  sales                   $389,323   $204,907   $      -    $594,230
                          --------   --------   --------    --------
 Cost of services provided
  and goods sold           306,819    113,078          -     419,897
 Selling, general and
  administrative expenses   38,265     60,866      7,114     106,245
 Depreciation                3,558      6,501        189      10,248
 Amortization                3,599        156        111       3,866
 Other expenses(b)               -      1,558      7,225       8,783
                          --------   --------   --------    --------
   Total costs and
    expenses               352,241    182,159     14,639     549,039
                          --------   --------   --------    --------
   Income/(loss) from
    operations              37,082     22,748    (14,639)     45,191
 Interest expense              (90)      (102)   (18,397)    (18,589)
 Intercompany interest
  income/(expense)             420        700     (1,120)          -
 Loss on extinguishment
  of debt(d)                     -          -     (3,330)     (3,330)
 Other income--net             210        594      1,201       2,005
                          --------   --------   --------    --------
   Income/(loss) before
    income taxes            37,622     23,940    (36,285)     25,277
 Income taxes              (15,234)    (8,486)    14,184      (9,536)
                          --------   --------   --------    --------
 Income/(loss) from
  continuing operations     22,388     15,454    (22,101)     15,741
 Discontinued operations         -          -         12          12
                          --------   --------   --------    --------
   Net income/(loss)      $ 22,388   $ 15,454   $(22,089)   $ 15,753
                          ========   ========   ========    ========

 Earnings Per Share
   Continuing operations                                    $   0.64
                                                            ========
   Net income                                               $   0.64
                                                            ========
   Average number of
    shares outstanding                                        24,596
                                                            ========
 Diluted Earnings Per Share
   Continuing operations                                    $   0.63
                                                            ========
   Net income                                               $   0.63
                                                            ========
   Average number of
    shares outstanding                                        25,060
                                                            ========

The "Footnotes to Financial Statements" are integral parts of this financial information.





              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Net income/(loss)         $11,564    $ 7,069   $(4,001)    $14,632
 Add/(deduct):
    Discontinued operations      -          -         -           -
    Interest expense            33        129     4,985       5,147
    Income taxes             6,872      3,199    (4,061)      6,010
    Depreciation             1,922      2,091        73       4,086
    Amortization               984         21       243       1,248
                           -------    -------   -------     -------
       EBITDA               21,375     12,509    (2,761)     31,123
 Add/(deduct):
    Long-term incentive
     compensation                -          -         -           -
    Legal expenses of
     OIG investigation         310          -         -         310
    VITAS transaction
     expense adjustment(f)       -          -      (130)       (130)
    Advertising cost
     adjustment(g)               -       (340)        -        (340)
    Interest income            (33)       (30)     (469)       (532)
    Intercompany interest
     income/(expense)         (579)      (565)    1,144           -
                           -------    -------   -------     -------
       Adjusted EBITDA     $21,073    $11,574   $(2,216)    $30,431
                           =======    =======   =======     =======

2004 (l)
--------------------------
 Pro forma net
  income/(loss)            $ 8,660    $ 6,067   $(4,561)    $10,166
 Add/(deduct):
    Discontinued operations      -          -       125         125
    Interest expense            32         43     6,008       6,083
    Income taxes             5,886      2,375    (4,755)      3,506
    Depreciation             1,306      2,081        60       3,447
    Amortization             1,272         31        90       1,393
                           -------    -------   -------     -------
       Pro forma EBITDA     17,156     10,597    (3,033)     24,720
 Add/(deduct):
    Advertising cost
     adjustment(g)               -       (577)        -        (577)
    Interest income            (94)       (44)     (336)       (474)
    Intercompany interest
     income/(expense)         (289)      (327)      616           -
                           -------    -------   -------     -------
       Pro forma adjusted
        EBITDA             $16,773    $ 9,649   $(2,753)    $23,669
                           =======    =======   =======     =======

The "Footnotes to Financial Statements" are integral parts of this financial information.




              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Net income/(loss)         $31,082    $19,890   $(19,339)    $31,633
 Add/(deduct):
    Discontinued operations      -          -      2,015       2,015
    Interest expense           104        408     15,509      16,021
    Income taxes            19,130     11,749    (12,687)     18,192
    Depreciation             5,477      6,239        218      11,934
    Amortization             2,963         70        638       3,671
                           -------    -------   --------     -------
       EBITDA               58,756     38,356    (13,646)     83,466
 Add/(deduct):
    Long-term incentive
     compensation(h)           881        552      1,728       3,161
    Prior-period insurance
     adjustment                  -     (1,663)         -      (1,663)
    Legal expenses of
     OIG investigation         564          -          -         564
    VITAS transaction
     expense adjustment(f)       -          -       (801)       (801)
    Advertising cost
     adjustment(g)               -       (969)         -        (969)
    Interest income           (192)      (118)    (1,134)     (1,444)
    Intercompany interest
     income/(expense)       (1,769)    (1,505)     3,274           -
    Loss on extinguishment
     of debt                     -          -      3,971       3,971
                           -------    -------   --------     -------
       Adjusted EBITDA     $58,240    $34,653   $ (6,608)    $86,285
                           =======    =======   ========     =======

2004 (l)
--------------------------
 Pro forma net
  income/(loss)            $22,388    $15,454   $(22,089)    $15,753
 Add/(deduct):
    Discontinued operations      -          -        (12)        (12)
    Interest expense            90        102     18,397      18,589
    Income taxes            15,234      8,486    (14,184)      9,536
    Depreciation             3,558      6,501        189      10,248
    Amortization             3,599        156        111       3,866
                           -------    -------   --------     -------
       Pro forma EBITDA     44,869     30,699    (17,588)     57,980
 Add/(deduct):
    Long-term incentive
     compensation                -      1,558      7,225       8,783
    Advertising cost
     adjustment(g)               -     (1,043)         -      (1,043)
    Interest income           (231)      (108)    (1,170)     (1,509)
    Intercompany interest
     income/(expense)         (420)      (700)     1,120           -
    Loss on extinguishment
     of debt                     -          -      3,330       3,330
                           -------    -------   --------     -------
       Pro forma adjusted
        EBITDA             $44,218    $30,406   $ (7,083)    $67,541
                           =======    =======   ========    ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   FOOTNOTES TO FINANCIAL STATEMENTS
    FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                              (unaudited)


(a) For the third quarter and nine months ended September 30, 2005, amounts for VITAS include $310,000 ($192,000 aftertax) and $564,000 ($352,000 aftertax), respectively, for legal expenses incurred in connection with the Office of Inspector General ("OIG") investigation.

(b) Other expenses include the following (in thousands):

                                  Three Months Ended Nine Months Ended
                                     September 30,      September 30,
                                   ----------------- -----------------
                                     2005     2004     2005     2004
      Pretax cost/(benefit):       -------- -------- -------- --------
         Long-term incentive plan
          payout                     $   -    $   -   $2,946  $ 8,783

         Adjustment of transaction-
          related expenses of the
          VITAS acquisition           (130)    (219)    (801)  (1,587)
         Cost of accelerating vesting
          of stock options               -        -      215        -
                                     -----    -----   ------  -------
             Total other expenses    $(130)   $(219)  $2,360  $ 7,196
                                     =====    =====   ======  =======
      Aftertax cost/(benefit):
         Long-term incentive plan
          payout                     $   -    $   -   $1,847  $ 5,437
         Adjustment of transaction-
          related expenses of the
          VITAS acquisition           (130)    (131)    (801)    (952)
         Cost of accelerating vesting
          of stock options               -        -      137        -
                                     -----    -----   ------  -------
             Total other expenses,
              net of income taxes    $(130)   $(131)  $1,183  $ 4,485
                                     =====    =====   ======  =======

(c) For the nine months ended September 30, 2005, amount for Roto-Rooter includes a favorable adjustment to casualty insurance related to prior periods' experience of $1,663,000 ($1,014,000 aftertax).

(d) For the nine months ended September 30, 2005, amounts include the prepayment penalty and write-off of debt issuance costs related to the early extinguishment and refinancing of certain portions of the Company's debt ($2,523,000 aftertax). For the nine months ended September 30, 2004, amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,030,000 aftertax).

(e) Amount includes the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004 prior to the acquisition date. These charges comprise transaction-related expenses that reduced the Company's equity in the earnings/(loss) of VITAS by $4,621,000 during the first quarter of 2004.

(f) Amounts represent favorable adjustments to transaction expenses related to the acquisition of VITAS.

(g) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2005 and 2004, GAAP advertising expense for Roto-Rooter totaled $4,362,000 and $4,040,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2005 and 2004 would total $4,692,000 and $4,617,000, respectively. For the nine months ended September 30, 2005 and 2004, GAAP advertising expense for Roto-Rooter totaled $12,685,000 and $12,170,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the nine months ended September 30, 2005 and 2004, would total $13,654,000 and $13,213,000, respectively.

(h) For the nine months ended September 30, 2005, amounts include costs related to accelerating the vesting of stock options in addition to payouts under the Company's LTIP.

(i) Amounts represent the additional net income VITAS would contribute assuming the acquisition were completed on January 1 of the respective years (excluding Chemed management fees).

(j) Amount represents the additional financing costs, including a loss on early extinguishment of debt in 2004, that would have been incurred assuming the financing were completed on January 1, 2004.

(k) Amount represents the impact of eliminating the Company's prior investments in VITAS, assuming the acquisition of VITAS were completed on January 1, 2004.

(l) Pro forma amounts for 2004 for VITAS and Corporate assume the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.

    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901